Exhibit 99.1

WRG Debt Funding II, LLC
Series 2017-1 Senior Secured Fixed Rate Senior Notes
Series 2017-1 Fixed Rate Subordinated Notes

Report To:
WestRiver Management, LLC
WRG Debt Funding II, LLC

1 September 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures
WestRiver Management, LLC WRG Debt Funding II, LLC 3720 Carillon Point Kirkland, Washington 98033
Re:          WRG Debt Funding II, LLC (the “Issuer”)
Series 2017-1 Senior Secured Fixed Rate Senior Notes (the “Senior Notes”) and
Series 2017-1 Fixed Rate Subordinated Notes (the “Subordinated Notes,” together with the Senior Notes, the “Notes”)

We have performed the procedures enumerated in Attachment A, which were agreed to by WestRiver Management, LLC (the “Sponsor”), the Issuer and Guggenheim Securities, LLC (“Guggenheim,” together with the Sponsor and Issuer, the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of fractional undivided participation interests (the “Collateral Participations”) in primarily senior secured loans to life sciences companies and mezzanine loans to technology companies (the “Loans”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Issuer, provided us with:
a.
An electronic data file and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Issuer, indicated contains information relating to a pool of fractional undivided participation interests (the “Initial Collateral Participations”) in primarily senior secured loans to life sciences companies and mezzanine loans to technology companies (the “Initial Loans”) that the Sponsor, on behalf of the Issuer, indicated are representative of the Collateral Participations and Loans, respectively, as of 1 August 2017 (the “Statistical Calculation Date”),

b.
An electronic data file labeled “WRG - Tape (as of August 1 2017) - Updated 8.24.17.xlsb” and the corresponding record layout and decode information (the “Data File,” together with the Preliminary Data File, the “Provided Data Files”) that the Sponsor, on behalf of the Issuer, indicated contains certain information relating to the Initial Collateral Participations and Initial Loans as of the Statistical Calculation Date,

c.	Imaged copies of:
i.
The loan and security agreement, subordinated loan and security agreement, mezzanine loan and security agreement, modification agreement or warrant to purchase common stock and amendment or restatement (collectively and as applicable, the “Agreement”),

ii.	The fee letter (origination and exit) and fee letter (success fees) (collectively, the “Fee Letter”),
iii.	Certain screen shots from the Sponsor’s (or an affiliate of the Sponsor’s) servicing system (the “Loan Approval System Screen Shots”) and
iv.	The monthly loan statement (the “Loan Statement,” together with the Agreement, Fee Letter and Loan Approval System Screen Shots, the “Source Documents”)
relating to the Initial Loans, as applicable,
d.	Certain electronic data files (collectively, the “MPA Schedules Report”), which contain information as of the Statistical Calculation Date corresponding to each Initial Loan,
e.	An electronic data file (the “Credit Rating Report”), which contains information as of 3 March 2017 corresponding to certain Initial Loans,
f.	An electronic data file (the “Post Money Valuation Report”), which contains information as of the Statistical Calculation Date corresponding to certain Initial Loans,
g.	Certain electronic data files (collectively, the “Participation Specification Report”), which contain information as of the Statistical Calculation Date corresponding to each Initial Loan,
h.
An electronic data file (the “SVB Facility Type Report,” together with the Source Documents, MPA Schedules Report, Credit Rating Report, Post Money Valuation Report and Participation Specification Report, the “Sources”), which contains information as of the Statistical Calculation Date corresponding to each Initial Loan,

i.
A list of characteristics on the Provided Data Files (the “Compared Characteristics”), which are listed on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Issuer, instructed us to compare to information on the Sources, or to information we recalculated using information on the Sources, as described in Attachment A,

j.
A list of characteristics on the Data File (the “Recalculated Characteristics”), which are described in Items 4. through 9. of Attachment A, that the Sponsor, on behalf of the Issuer, instructed us to recalculate using information on the Data File,

k.
A list of characteristics on the Data File (the “Provided Characteristics”), which are listed on Exhibit 2 to Attachment A, on which the Sponsor, on behalf of the Issuer, instructed us to perform no procedures and

l.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Provided Data Files, Sources, Compared Characteristics, Recalculated Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Files or Updated Preliminary Data File (as defined in Attachment A).  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources, Provided Characteristics or any other information provided to us by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Collateral Participations, Collateral Participations, Initial Loans and Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Loans,
iii.	Whether the originators of the Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 September 2017

Procedures performed and our associated findings

1.
For each Initial Loan on the Preliminary Data File, we compared the Compared Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A.  The Source(s) that the Sponsor, on behalf of the Issuer, instructed us to use for each Compared Characteristic are indicated on Exhibit 1 to Attachment A.

For the purpose of the procedures described in this report, the Initial Loans are referred to as Initial Loan Numbers 1 through 49.

2.
As instructed by the Sponsor, on behalf of the Issuer, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 1., and provided a list of such differences to the Sponsor.  The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

3.	Using information on the:
a.	Data File and
b.	Updated Preliminary Data File,
for each Initial Loan, we compared each Compared Characteristic listed on Exhibit 1 to Attachment A, all as shown on the Data File, to the corresponding information on the Updated Preliminary Data File and found such information to be in agreement.

4.	Using the:
a.	Initial draw date, as shown on the Data File,
b.	Maturity date, as shown on the Data File, and
c.	Additional instructions provided by the Sponsor, on behalf of the Issuer, that are stated in the succeeding paragraph of this Item 4., we recalculated the original term to maturity (months) for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Sponsor, on behalf of the Issuer, instructed us to:
i.	Assume each year contains 360-days composed of twelve 30-day months and
ii.	Round the result obtained above to zero decimal places (XX).

5.	Using the:
a.	Statistical Calculation Date,
b.	Maturity date, as shown on the Data File, and
c.	Additional instructions provided by the Sponsor, on behalf of the Issuer, that are stated in the succeeding paragraph of this Item 5., we recalculated the remaining term to maturity (months) for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Sponsor, on behalf of the Issuer, instructed us to:
i.	Assume each year contains 360-days composed of twelve 30-day months and
ii.	Round the result obtained above to zero decimal places (XX).

6.	Using the:
a.	Original term to maturity (months) and
b.	Remaining term to maturity (months),
both as shown on the Data File, we recalculated the seasoning for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

7.	Using the:
a.	Original term to maturity (months) and
b.	Original amortization period (months),
both as shown on the Data File, we recalculated the original IO period (months) for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

8.	Using the:
a.	Global commitment pari passu to WRG (incl WRG), as shown on the Data File,
b.	Commitment senior to WRG, as shown on the Data File,
c.	Enterprise value, as shown on the Data File, and
d.	Additional instruction provided by the Sponsor, on behalf of the Issuer, that is stated in the succeeding paragraph of this Item 8., we recalculated the obligor LTV (fully drawn) for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Sponsor, on behalf of the Issuer, instructed us to round the result obtained above to eight decimal places (XX.XXXXXX%).

9.	Using the:
a.	Current balance-WRG, as shown on the Data File,
b.	WRG participation interest, as shown on the Data File,
c.	Amount outstanding senior to WRG, as shown on the Data File,
d.	Enterprise value, as shown on the Data File, and
e.	Additional instruction provided by the Sponsor, on behalf of the Issuer, that is stated in the succeeding paragraph of this Item 9., we recalculated the obligor LTV (funded only) for each Initial Loan.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Sponsor, on behalf of the Issuer, instructed us to round the result obtained above to eight decimal places (XX.XXXXXX%).

Compared Characteristics and Sources

Compared Characteristic	Provided Data File Field Name	Source(s)	Note(s)

Borrower name	Borrower name	Loan Approval System Screen Shots	i.
Industry	Industry-WRG grouping	Loan Approval System Screen Shots	ii.
Location	Location	Loan Approval System Screen Shots
Interest rate type	Interest type (fixed or floating)	Agreement
Day count	Day count convention	Agreement
Payment frequency	Payment frequency	Agreement
Index	Index (floating only)	Agreement	iii., iv.
Spread	Spread (floating only)	Agreement	iii., v.
Floor	Floor (floating only)	Agreement	iii.
Interest rate	Interest rate/coupon	(a) Agreement, (b) Agreement and recalculation or (c) MPA Schedules Report and recalculation	vi.
End of term fees	End of term fees	(a) Agreement or (b) Fee Letter and recalculation	vii.
PIK interest rate	PIK interest rate	Agreement
Original currency	Original currency	Agreement
Origination date	Origination date	Agreement
Amortization type	Amortization type	Agreement
Amortization start date	Amortization start date	Agreement	viii.
Maturity date	Maturity date	(a) Agreement or (b) Agreement or recalculation	ix.
Initial draw date	Initial draw date	Loan Statement or Agreement	x.
Original amortization period (months)	Original amortization period	(a) Agreement or (b) Agreement and recalculation	xi.
WRG risk rating	Credit rating	Credit Rating Report	xii.

Compared Characteristic	Provided Data File Field Name	Source(s)	Note(s)

Enterprise value	Enterprise value	Post Money Valuation Report or Loan Approval System Screen Shots	xiii.
Investment stage	Funding stage	Post Money Valuation Report or Loan Approval System Screen Shots	xiii.
Senior commitment type	Senior commitment type	SVB Facility Type Report	xiv.
Loan balance in the original currency	Loan balance in the original currency (for non-USD denominated loans)	MPA Schedules Report	xv.
Loan type	Loan Type-life science or mezz	MPA Schedules Report	xvi.
Lien position	Lien position	MPA Schedules Report	xvii., xviii.
Senior participation interest of SVB	Senior Participation interest of SVB	MPA Schedules Report	xvii., xix.
WRG participation interest	WRG participation interest	MPA Schedules Report	xvii.
Current commitment amount	Current commitment amount-WRG	(a) MPA Schedules Report or (b) MPA Schedules Report and recalculation	xvii., xx., xxi.
Outstanding loan balance	Current balance-WRG	(a) MPA Schedules Report or (b) MPA Schedules Report and recalculation	xvii., xx., xxi.
Global commitment pari passu to WRG (incl WRG)	Global commitment pari passu to WRG (incl WRG)	(a) MPA Schedules Report or (b) MPA Schedules Report and recalculation	xvii., xx., xxii.
Commitment senior to WRG	Commitment Senior to WRG	MPA Schedules Report	xvii.
Amount outstanding senior to WRG	Amount Outstanding Senior to WRG	MPA Schedules Report	xvii.
Mezz participation interest of SVB	SVB Participation Interest	MPA Schedules Report	xvii.
Accrued PIK amount	Accrued PIK Amount	MPA Schedules Report, Participation Specification Report and recalculation	xxiii.

Notes:

i.	For identification purposes only.

For the purpose of comparing the borrower name Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to ignore differences due to abbreviation and truncation.

ii.
For the purpose of comparing the industry Compared Characteristic for each Initial Loan (except for Initial Loan Numbers 2, 7, 16, 17, 19, 28, 34, 37, 48 and 49), the Sponsor, on behalf of the Issuer, instructed us:

a.	To note agreement if the industry, as shown on the Preliminary Data File, agreed to either the SVG segment, SVB niche or SVB sector, as shown on the Loan Approval System Screen Shots, and
b.	To ignore differences due to abbreviation and truncation.

We performed no procedures to reconcile any differences that may exist between the values that are shown on the Loan Approval System Screen Shots.

We were instructed by the Sponsor, on behalf of the Issuer, not to compare the industry Compared Characteristic for Initial Loan Numbers 2, 7, 16, 17, 19, 28, 34, 37, 48 and 49.

iii.
We were instructed by the Sponsor, on behalf of the Issuer, not to compare the index, spread or floor Compared Characteristic for Initial Loans with an interest rate type value of “fixed,” as shown on the Preliminary Data File.

iv.	We were instructed by the Sponsor, on behalf of the Issuer, not to compare the index Compared Characteristic for Initial Loan Numbers 29 and 31.

v.
For the purpose of comparing the spread Compared Characteristic for each Initial Loan that has an interest rate type value of “float,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Issuer, instructed us to use the spread, as shown on the Agreement, corresponding to the index, as shown on the Agreement, that agrees to the index, as shown on the Preliminary Data File.

Notes: (continued)

vi.	For the purpose of comparing the interest rate Compared Characteristic for each Initial Loan (except for Initial Loan Number 1), the Sponsor, on behalf of the Issuer, instructed us to:
a.	Use the Agreement as the Source for each Initial Loan with an interest rate type value of “fixed,” as shown on the Preliminary Data File, and
b.
Recalculate the interest rate for each Initial Loan with an interest type value of “float,” as shown on the Preliminary Data File, by adding the spread, as shown on the Preliminary Data File, to the index rate shown in the decode table below corresponding to the index value, as shown on the Preliminary Data File.

Index Value	Index Rate
Prime Rate	4.25%
BoE	0.25%
1ML	1.23167%

For the purpose of comparing the interest rate for Initial Loan Number 1, the Sponsor, on behalf of the Issuer, instructed us to recalculate the interest rate by:
a.	Multiplying the:
i.	Effective rate by
ii.	WRG outstanding,
for Tranche 1 and Tranche 2, respectively, corresponding to Initial Loan Number 1, both as shown on the MPA Schedules Report,
b.	Adding the results for Tranche 1 and Tranche 2 obtained in a. above and
c.	Dividing the result obtained in b. above by the aggregate WRG outstanding for Tranche 1 and Tranche 2.

vii.
For the purpose of comparing the end of term fees Compared Characteristic for each Initial Loan (except for Initial Loan Number 41), the Sponsor, on behalf of the Issuer, instructed us to use the Agreement as the Source.

For the purpose of the comparing the end of term fees Compared Characteristic for Initial Loan Number 41, the Sponsor, on behalf of the Issuer, instructed us to recalculate the end of term fees by adding the:
a.	Partial exit fee to
b.	Success fee,
both as shown on the Fee Letter.

Notes: (continued)

viii.
For the purpose of comparing the amortization start date Compared Characteristic for each Initial Loan (except for Initial Loan Numbers 38, 47 and 48), the Sponsor, on behalf of the Issuer, instructed us to use the Agreement as the Source.

For the purpose of comparing the amortization start date Compared Characteristic for Initial Loan Numbers 38, 47 and 48, the Sponsor, on behalf of the Issuer, instructed us to use the latest amortization start date, as shown in the Agreement, in the case where one or more amortization start dates are shown.

ix.	For the purpose of comparing the maturity date Compared Characteristic for each Initial Loan (except for Initial Loan Number 10), the Sponsor, on behalf of the Issuer, instructed us to use the:
a.	Agreement as the Source,
b.	1st day of the month in which the maturity date occurs and
c.	Latest maturity date, as shown on the Agreement, in the case where one or more maturity dates are shown.

For the purpose of comparing the maturity date Compared Characteristic for Initial Loan Number 10, the Sponsor, on behalf of the Issuer, instructed us to recalculate the maturity date by adding the:
a.	Original amortization period (months) to
b.	Amortization start date,
both as shown on the Agreement (and in accordance with notes viii. and xi., as applicable).

x.
For the purpose of comparing the initial draw date Compared Characteristic for each Initial Loan (except for Initial Loan Numbers 3 and 37), the Sponsor, on behalf of the Issuer, instructed us to use the Loan Statement as the Source.

For the purpose of comparing the initial draw date Compared Characteristic for Initial Loan Numbers 3 and 37, the Sponsor, on behalf of the Issuer, instructed us to use the closing date, as shown on the Agreement.

Notes: (continued)

xi.
For the purpose of comparing the original amortization period (months) Compared Characteristic for each Initial Loan (except for Initial Loan Numbers 9, 34, 45, 46 and 49), the Sponsor, on behalf of the Issuer, instructed us to use the Agreement as the Source.

For the purpose of comparing the original amortization period (months) Compared Characteristic for Initial Loan Numbers 9, 34, 45, 46 and 49, the Sponsor, on behalf of the Issuer, instructed us to recalculate the original amortization period (months) by:
a.	Calculating the difference in days (assuming each year contains 360 days composed of twelve 30 day months) between the:
i.	Amortization start date and
ii.	Maturity date,
both as shown on the Agreement (and in accordance with notes viii. and ix. above, as applicable),
b.	Dividing the result obtained in a. above by 30,
c.	Adding one month to the result obtained in b. above and
d.	Rounding the result obtained in c. above to zero decimal places (XX).

xii.	We were instructed by the Sponsor, on behalf of the Issuer, not to compare the WRG risk rating Compared Characteristic for Initial Loan Number 42.

For the purpose of comparing the WRG risk rating Compared Characteristic for the remaining Initial Loans that were not contained on the Credit Rating Report, the Sponsor, on behalf of the Issuer, instructed to use a WRG risk rating value of “1.”

For the purpose of comparing the WRG risk rating Compared Characteristic for each remaining Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to use the Credit Rating Report as the Source.

xiii.
For the purpose of comparing the enterprise value and investment stage Compared Characteristics for each Initial Loan (except for Initial Loan Numbers 38 and 47), the Sponsor, on behalf of the Issuer, instructed us to use the Post Money Valuation Report as the Source.

For the purpose of comparing the enterprise value and investment stage Compared Characteristics for Initial Loan Numbers 38 and 47, the Sponsor, on behalf of the Issuer, instructed us to use the Loan Approval System Screen Shots as the Source.

Notes: (continued)

xiv.
For the purpose of comparing the senior commitment type Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below, subject to the instruction described in the succeeding paragraph of this note xiv.:

Provided Data File Value	Source Value
Recurring revenue LOC	CFD-CFD IRR
CFD-MRR
Working Cap LOC	CFD
CFD LOC
CFD- LOC
Formula Line Credit
FOL
SFD
SFD- LOC
Term Loan	Later Stage Growth Cap
CGT
NFT-Non FOL TERM
FOT-Term
GCT-Growth Cap Term Loan -Growth Cap Term Loan
GCT-Growth Cap Term Loan
Working Cap LOC, Term Loan	NFT-Non FOL TERM, Formula Line Credit
Later Stage Growth Cap ,CFD
NFT-Non FOL TERM,CFD
FOL,NFT-Non FOL TERM
NFT-Non FOL TERM,CFD- LOC
Recurring Revenue LOC, Term Loan	Later Stage Growth Cap ,CFD IRR
Working Cap LOC, Term Loan	GCT-Growth Cap Term Loan -Growth Cap Term Loan ,CFD LOC

The Sponsor, on behalf of the Issuer, instructed us not to compare the senior commitment type Compared Characteristic for Initial Loans with a senior commitment type value of “N/A,” as shown on the Provided Data File.

xv.
We were instructed by the Sponsor, on behalf of the Issuer, not to compare the loan balance in the original currency Compared Characteristic for Initial Loans with an original currency value of “USD,” as shown on the Preliminary Data File.

Notes: (continued)

xvi.
For the purpose of comparing the loan type Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below:

Provided Data File Value	Source Value
Technology	Mezzanine
Life Science	Life Science

xvii.
For the purpose of comparing the indicated Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to use the field name on the MPA Schedules Report (and in accordance with notes xviii., xix., xx., xxi. and xxii. below, as applicable) corresponding to the Compared Characteristic as shown in the following table:

Compared Characteristic	MPA Schedules Report Field Names
Lien position	SVB Sr. commitment
Senior participation interest of SVB	SVB Sr. commitment
WRG participation interest	WestRiver loan participation
Current commitment amount	WestRiver commitment
Outstanding loan balance	WestRiver outstanding
Global commitment pari passu to WRG (incl WRG)	Global commitment
Commitment senior to WRG	SVB Sr. comm. amount
Amount outstanding senior to WRG	SVB Sr. outstanding
Mezz participation interest of SVB	SVB loan participation

xviii.
For the purpose of comparing the lien position Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below:

Provided Data File Value	Source Value
First	No
Second	Yes

Notes: (continued)

xix.
For the purpose of comparing the senior participation interest of SVB Compared Characteristic for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below:

Provided Data File Value	Source Value
0%	No
100%	Yes

xx.
For the purpose of comparing the current commitment amount, outstanding loan balance and global commitment pari passu to WRG (incl WRG) Compared Characteristics for each Initial Loan with an original currency value “GBP,“ as shown on the Preliminary Data File, the Sponsor, on behalf of the Issuer, instructed us to recalculate the corresponding Compared Characteristic by multiplying the:

a.	Corresponding value, as shown on the MPA Schedules Report, by
b.	1.3203.

xxi.
For the purpose of comparing the current commitment amount and outstanding loan balance Compared Characteristics for Initial Loan Number 1, the Sponsor, on behalf of the Issuer, instructed us to recalculate the corresponding Compared Characteristic by adding the corresponding value for Tranche 1 and Tranche 2, as shown on the MPA Schedules Report.

xxii.
For the purpose of comparing the global commitment pari passu to WRG (incl WRG) for each Initial Loan that is in a pari passu group, as shown in the decode table below, the Sponsor, on behalf of the Issuer, instructed us to recalculate the global commitment pari passu to WRG (incl WRG) by summing the global commitment pari passu to WRG (incl WRG), as shown on the MPA Schedules Report, for all of the Initial Loans in the corresponding pari passu group.

Pari passu group	Initial Loan Numbers
A	2, 16 and 28
B	3 and 29
C	8 and 15
D	13 and 20

xxiii.	For the purpose of comparing the accrued PIK amount for each Initial Loan, the Sponsor, on behalf of the Issuer, instructed us to recalculate the accrued PIK amount by subtracting the:
a.	WestRiver Outstanding, as shown on the MPA Schedules Report, from
b.	WestRiver Principal Balance, as shown on the Participation Specification Report.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, that are described in the notes above.

Provided Characteristics

Provided Characteristic

Collateral type-all assets, IP negative pledge or UCC
Loan pool
Primary VC firm (backing borrower)
Original commitment amount-WRG
Original balance-WRG
Unfunded and available balance
Original draw period
2016 revenue
2016 EBITDA
Prepayment fees

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Characteristics.